UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001	ICHR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Transition of Thomas Rohrs to Executive Chairman; Promotion of Jeffrey Andreson to CEO

On November 5, 2019, Ichor Holdings, Ltd. (the “Company”) announced that Thomas Rohrs, current CEO of the Company, will transition to executive chairman and Jeffrey Andreson, current president of the Company, will be promoted to CEO effective as of January 6, 2020 (the “Effective Date”).

Mr. Andreson, 58, has been serving as the Company’s President since April 2019 and served as the Company’s CFO from December 2017 until April 2019. Previously, he served as CFO of Nanometrics from 2014 to 2017, a leading provider of advanced process control systems to the semiconductor industry. Prior to that Mr. Andreson served for seven years as CFO of Intevac, a leading supplier of thin-film processing equipment and digital night vision technologies. Additionally, Mr. Andreson spent 12 years at Applied Materials, where he served in several financial leadership and management positions, including as controller of the $2 billion Applied Global Services business. Mr. Andreson earned his B.S., Finance at San Jose State University and his M.B.A. at Santa Clara University.

Details relating to Mr. Rohrs’ transition and the terms of Mr. Andreson’s future compensation, each of which are not yet finalized, will be provided in an amendment to this current report on Form 8‑K prior to the Effective Date.

A copy of the press release announcing Mr. Rohrs’ transition and Mr. Andreson’s promotion to CEO is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 5, 2019, announcing Mr. Rohrs’ transition to executive chairman and Mr. Andreson’s promotion to CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: November 5, 2019	/s/ Larry J. Sparks
Name: Larry J. Sparks
Title: Chief Financial Officer